DISCONTINUED OPERATIONS	12 Months Ended
Jan. 03, 2015
Discontinued Operations and Disposal Groups [Abstract]
DISCONTINUED OPERATIONS
DISCONTINUED OPERATIONS
In the fourth quarter of 2014, management approved a plan to sell the Security segment’s Spain and Italy operations (“Security Spain and Italy”). As a result of this decision, the Company recorded a pre-tax impairment loss of $60.7 million in order to remeasure the disposal group at estimated fair value less costs to sell. Security Spain and Italy are classified as held for sale as of January 3, 2015 based on management's intention to sell these businesses.
During 2013, the Company classified two small businesses within the Security and Industrial segments as held for sale based on management's intention to sell these businesses. As a result of this decision, the Company recorded pre-tax impairment losses of $22.2 million in 2013 in order to remeasure these businesses at estimated fair value less costs to sell. Both of these businesses were sold in 2014 resulting in an insignificant incremental loss.
In December 2012, the Company sold its HHI business, including the residential portion of Tong Lung, to Spectrum Brands Holdings, Inc. ("Spectrum") for approximately $1.4 billion in cash. The purchase and sale agreement stipulated that the sale occur in a First and Second Closing. The First Closing, which excluded the residential portion of the Tong Lung business, occurred on December 17, 2012 and resulted in an after-tax gain of $358.9 million. The Second Closing, in which the residential portion of the Tong Lung business was sold for $93.5 million in cash, occurred on April 8, 2013 and resulted in an after-tax gain of $4.7 million.
As a result of these actions, the above businesses have been reported as discontinued operations in the Company's Consolidated Financial Statements. Amounts previously reported have been reclassified, as necessary, to conform to this presentation in accordance with ASC 205 to allow for meaningful comparison of continuing operations. The Consolidated Balance Sheets as of January 3, 2015 and December 28, 2013 aggregate amounts associated with discontinued operations as described above. Summarized results of discontinued operations are presented in the following table:

(Millions of Dollars)	2014	2013	2012
Net Sales	$118.4	$150.1	$1,099.7
(Loss) earnings from discontinued operations before income taxes (including pretax gain on HHI sale of $384.7 million in 2012)	$(104.0)	$(43.0)	$497.9
Income tax (benefit) expense on discontinued operations (including income taxes for gain on HHI sale of $25.8 million in 2012)	(7.7)	(13.3)	72.2
Net (loss) earnings from discontinued operations	$(96.3)	$(29.7)	$425.7

During 2013, the Company completed the 2012 income tax return filings which included the final calculations of the tax gain on the HHI sale which took place in 2012. As a result of these tax return filings, the Company recorded an income tax benefit of approximately $19.1 million within discontinued operations related to finalization of the taxable gain on the HHI sale. Changes to the original tax gain were driven primarily by the determination of the final purchase price allocation and the finalization of the U.S. tax basis calculation, both of which were finalized during the year.
As of January 3, 2015, assets and liabilities held for sale relating to Security Spain and Italy totaled $29.5 million and $23.4 million, respectively.
As of December 28, 2013, assets and liabilities held for sale relating to Security Spain and Italy as well as the two small businesses within the Security and Industrial segments, totaled $136.9 million and $61.0 million, respectively.